Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP Plan No. 003
EBP, Tax Status [Line Items]
Federal Income Tax Status	Federal Income Tax Status
The Internal Revenue Service has determined and informed the Corporation by letter dated April 8, 2015 that the Plan and related trust are designed in accordance with applicable sections of the IRC. The Plan has been amended and restated since receiving this determination letter. The Plan Administrator believes the Plan as amended and restated is being operated in compliance with the applicable requirements of the IRC and, therefore, believes that the Plan is qualified and the related trust is tax exempt.

Under present federal income tax laws, a participating employee will not be subject to federal income taxes on the contributions by the employer, or on the interest, dividends or profits on the sale of investments received by the trustee, until the participating employee’s account is distributed.